Exhibit 99.1

Eva Live Establishes Eva Defense Inc. to Pursue Acquisitions in the Rapidly Expanding Drone and Defense Technology Market

New Subsidiary Positioned to Combine Artificial Intelligence with Next-Generation Drone, Autonomous Systems, and Defense Technologies

LAS VEGAS, NV – June 16, 2026 – Eva Live Inc. (NASDAQ: GOAI) (“Eva Live” or the “Company”), a technology company focused on artificial intelligence and digital innovation, today announced the formation of its first wholly owned subsidiary, Eva Defense Inc., a strategic initiative designed to pursue acquisitions and partnerships within the rapidly growing drone, autonomous systems, and defense technology sectors.

Eva Defense Inc. will focus on identifying and acquiring companies involved in drone technologies, autonomous platforms, artificial intelligence applications, surveillance systems, advanced sensor technologies, robotics, and other defense-related innovations.

The global drone market is projected to exceed hundreds of billions of dollars over the coming decade as governments, enterprises, and defense organizations increasingly adopt autonomous technologies to enhance security, intelligence gathering, logistics, and operational efficiency.

Management believes the combination of Eva Live’s artificial intelligence capabilities with advanced drone and autonomous technologies creates significant opportunities for innovation and long-term shareholder value.

“We believe artificial intelligence will fundamentally transform the defense and autonomous systems industries,” said David Boulette, Chief Executive Officer of Eva Live. “The creation of Eva Defense represents a major strategic milestone for our Company. We see tremendous opportunities to combine AI-driven decision making, automation, predictive analytics, and advanced drone technologies to build a platform capable of addressing some of the fastest-growing segments of the global technology market.”

Eva Defense is expected to actively evaluate acquisition candidates that possess proprietary technologies, established customer relationships, intellectual property portfolios, and scalable business models. The Company believes the defense technology sector remains highly fragmented and presents substantial consolidation opportunities.

“The convergence of AI, autonomy, robotics, and advanced sensing technologies is creating one of the most exciting investment opportunities of our generation,” continued Boulette. “Our objective is to build Eva Defense into a significant participant within this ecosystem through strategic acquisitions and partnerships.”

The establishment of Eva Defense follows Eva Live’s broader strategy of expanding into high-growth technology sectors where artificial intelligence can serve as a force multiplier to accelerate innovation and create competitive advantages.

The Company expects to provide additional updates regarding acquisition opportunities and strategic initiatives involving Eva Defense as developments occur.

About EVA Live, Inc.

EVA Live, Inc. (Nasdaq: GOAI) is an artificial intelligence-driven technology company focused on digital advertising automation, intelligent quoting solutions, and data-driven customer acquisition. The company’s proprietary platforms enable businesses to automate marketing decisions, improve efficiency, and scale customer engagement through real-time AI optimization.

Cautionary Note Regarding Forward-Looking Statements.

This press release contains “forward-looking statements” within the meaning of Section 27A of the United States Securities Act of 1933, as amended, and Section 21E of the United States Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included herein, including but not limited to such things as future business strategy, plans, and goals, and the expansion and growth of our business. The words “estimate”, “plan”, “anticipate”, “expect”, “intend”, “believe” “target”, “budget”, “may”, “can”, “will”, “would”, “could”, “should”, “seeks”, or “scheduled to” and similar words or expressions, or negatives of these terms or other variations of these terms or comparable language or any discussion of strategy or intention identify forward-looking statements. Please see the risk factors included in the Company’s United States Securities and Exchange Commission filings, which could cause actual results and events to differ materially from those contained in the forward-looking statements. You are cautioned against attributing undue certainty to forward-looking statements. Although these forward-looking statements were based on assumptions that the Company believes are reasonable when made, you are cautioned that forward-looking statements are not guarantees of future performance and that actual results, performance, or achievements may differ materially from those made in or suggested by the forward-looking statements in this press release. Any forward-looking statements made in this press release speak only as of the date of those statements. We undertake no obligation to update those statements or publicly announce the results of any revisions to any of those statements to reflect future events or developments.

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Javan Khazali
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